GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund
GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
GuidePath® Managed Futures Strategy Fund
(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2015, AS REVISED OCTOBER 9, 2015
AND AS FURTHER REVISED JANUARY 19, 2016

The date of this Supplement is May 2, 2016

Aquiline Capital Partners LLC (“Aquiline”) and Genstar Capital Management, LLC (“Genstar”), the parent companies of AssetMark, Inc. (“AssetMark”), the investment advisor of each Fund, have agreed to enter into a transaction (the “Transaction”) whereby Aquiline and Genstar would sell AssetMark and certain affiliates of AssetMark to HTSC1.  The Transaction is expected to close before the end of 2016, subject to customary closing conditions, including requisite regulatory approvals.

The Transaction will cause certain agreements for the Funds to automatically terminate as required by law, including the investment advisory agreement between AssetMark and GPS Funds II, on behalf of each Fund, as well as the sub-advisory agreements between AssetMark and the Funds’ sub-advisors, on behalf of the GuideMark® Opportunistic Fixed Income Fund and the GuidePath® Managed Futures Strategy Fund.  The Board of Trustees of GPS Funds II has approved a new investment advisory agreement and, as applicable, new sub-advisory agreement(s), for each Fund.

The Board of Trustees of GPS Funds II has determined to present the new investment advisory agreement to shareholders for their approval.  A meeting of the shareholders of record of each Fund as of May 2, 2016 is scheduled to be held on or about June 30, 2016.  In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials discussing the Transaction in greater detail and including, among other information, a form of the new investment advisory agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1 HTSC is Huatai Securities Co., Ltd.